UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 2, 2003

                      PRIME HOLDINGS AND INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

NEVADA                              000-30477                88-0421215
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                521 FIFTH AVENUE, SUITE 1700, NEW YORK, NY 10175

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code: 212 292-4258

                             MyTravelGuide.com, Inc.
                           (Former Name of Registrant)












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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 31, 2003, the registrant issued a press release announcing a restructuring and symbol change to PHIV.OB from PHIL.OB. A copy of the press release is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - March 31, 2003 press release.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRIME HOLDINGS AND INVESTMENTS, INC.


                                         /s/ GIOVANNI IACHELLI
                                         ---------------------
                                         Giovanni Iachelli, President

Dated: April 2, 2003